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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 9, 2003

                            TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

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
               BERMUDA                              04-2297459
   (Jurisdiction of Incorporation)     (IRS Employer Identification Number)
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               THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD
                            PEMBROKE, HM 08, BERMUDA
              (Address of registrant's principal executive office)

                                  441-292-8674
                        (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

    Tyco International Ltd. issued the press release attached hereto as
Exhibit 99.1 on January 9, 2003.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                               TYCO INTERNATIONAL LTD.

                                               By:
                                                                /s/ DAVID J. FITZPATRICK
                                                    ------------------------------------------------
                                                                  David J. FitzPatrick
                                                      EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL
                                                                         OFFICER
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Dated: January 9, 2003